Exhibit 99.2

Clearwater Paper Corporationfourth quarter 2016 and full year 2016Supplemental Information Linda Massman President, Chief Executive Officer and DirectorJohn HertzSenior Vice President Finance and Chief Financial Officer 02/08/17

Forward-Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding financial models; the costs, timing and benefits associated with strategic capital investments and operational improvements; outlook for Q1 and fiscal year 2017; cost sensitivities; Manchester acquisition related benefits; revenue; product volumes shipped; product pricing and sales mix; pulp and wood fiber costs; cost and timing of major maintenance and repairs; cost of wages and benefits; financial benefits from productivity and operational efficiency projects; cost inflation; estimated Q1 and fiscal year 2017 net earnings, EBITDA, adjusted EBITDA, operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; and cost sensitivities. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: our ability to execute on our growth and expansion strategies; unanticipated construction delays involving our planned new tissue manufacturing operations in Shelby, NC; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced at our newly announced Shelby, NC facility when it becomes operational; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; the loss of or changes in prices in regards to a significant customer; our ability to successfully implement our operational efficiencies and cost savings strategies; changes in customer product preferences and competitors' product offerings;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities; changes in transportation costs and disruptions in transportation services; changes in the cost and availability of wood fiber and wood pulp; labor disruptions; cyclical industry conditions; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; environmental liabilities or expenditures; our ability to realize the expected benefits of our Manchester Industries acquisition;changes in expenses and required contributions associated with our pension plans; cyber-security risks;reliance on a limited number of third-party suppliers for raw materials; our inability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. 1

2016 FULL YEAR HIGHLIGHTS

CLEARWATER PAPER®

$1,735 MILLION NET SALES, $111 MILLION GAAP OPERATING INCOME, DOWN 10% VS. 2015, $215 MILLION ADJUSTED EBITDA[1], UP 2% VS. 2015

DILUTED GAAP EPS OF $2.90, ADJUSTED DILUTED EPS OF $3.44[1]

ENTERED INTO A NEW REVOLVING CREDIT FACILITY TOTALING $300 MILLION, RETIRED $125 MILLION ASSET BACKED LINE OF CREDIT

ACQUIRED MANCHESTER INDUSTRIES, A PAPERBOARD SHEETING SOLUTION BUSINESS, AT A PURCHASE PRICE OF $68 MILLION

ANNOUNCED PERMANENT CLOSURE OF THE OKLAHOMA CITY TISSUE CONVERTING FACILITY AND SHUTDOWN OF TWO TISSUE MACHINES AT THE NEENAH FACILITY

RETURNED $65 MILLION TO SHAREHOLDERS IN 2016 AS PART OF $100 MILLION SHARE BUYBACK PROGRAM AT AVERAGE PRICE OF $48.18 PER SHARE

A $40 MILLION CONTRIBUTION TO OPERATING INCOME AND A $42 MILLION CONTRIBUTION TO ADJUSTED EBITDA[1] FROM STRATEGIC CAPITAL AND OPERATIONAL EFFICIENCY INITIATIVES IN 2016

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

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Fourth Quarter financial highlights $426 million net sales, down 2% VS. Q3’16 $24 million gaap operating income$54 million adjusted EBitda1, at higher end of outlook range of $49 to $55 millionDiluted gaap eps of $0.56, adjusted diluted eps of $0.821A $12 million contribution to operating income and A $13 million contribution to adjusted ebitda1 from strategic capital and operational efficiency initiatives in q4’16 3 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

Financial Summary (GAAP basis)(Unaudited) 4 1 The Q1’15, Q2’15, and Q3’16 selling, general, and administrative results exclude gains (losses) associated with the 2014 divesture of the specialty tissue business previously included.

Financial Summary (adjusted basis)(Unaudited) 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.3 Adjusted operating margin is defined as Adjusted operating income divided by Net sales.4 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.5 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.6 Non-GAAP measure – See page 18 for the reconciliation to the most comparable GAAP measure... 5

2016 vs. 2015Consolidated Adjusted EBITDA1 Bridge 6 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. Price/Mix Lower paperboard pricing, partly offset by a higher mix of ultra tissue sales, full year benefit of 2015 price increase in tissue Volume Higher ultra tissue case shipments Pulp/wood fiber Lower negotiated pulp prices, improved utilization due to operational improvement initiatives Transportation Improved line haul rates, network optimization initiatives Chemicals Lower negotiated polyethylene prices and lower usage due to strategic capital projects Energy Lower natural gas prices, lower usage due to strategic capital projects Op. & pkg. supplies Lower negotiated packaging prices maintenance Higher CPD maintenance investment to drive productivity Wages & Benefits Wage inflation, mostly offset by savings from strategic capital investments and operational improvement initiatives

Q4’16 vs. Q3’16Consolidated Adjusted EBITDA1 Bridge 7 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. Price/mix Slightly lower paperboard pricing, higher mix of commodity grade paperboard sales, higher mix of tissue parent roll sales volume Lower seasonal retail shipments partly offset by higher tissue parent roll shipments Pulp Lower purchased pulp usage due to no major outage TRANSPORTATION Network optimization initiatives, offset by increased internal inventory shipments due to a Las Vegas outage caused by a paper machine fire energy Lower electrical usage and lower Las Vegas seasonal electrical rates maintenance Idaho major maintenance outage completed in Q3, lower CPD planned maintenance Wages & benefits Higher overtime associated with Las Vegas outage, mostly offset by savings from strategic capital investments and operational improvement initiatives

Q4’16 vs. Q4’15Consolidated Adjusted EBITDA1 Bridge 8 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. Price/Mix Lower paperboard pricing partly offset by a higher mix of ultra tissue sales Volume Lower paperboard shipments Pulp/wood fiber Lower negotiated pulp prices, partly offset by higher wood prices in Idaho due to decreased regional supply transportation Improved line haul rates, network optimization initiatives CHEMICALS Higher usage to improve product quality, mostly offset by lower negotiated prices, savings from strategic capital investments Maintenance Higher maintenance due to Las Vegas outage WAGES & BENEFITS Wage inflation and higher overtime due to Las Vegas outage, mostly offset by savings from strategic capital investments and operational improvement initiatives

Strategic investment and operational improvement scorecard as of Q4’16 9 Strategic plan announced in Q1’15, expected capex of $237-$249 millionExpected to yield a $97-$127 million operating income increase by 20182Expected to yield a $115-$145 million Adjusted EBITDA1 increase by 20182Would yield a $285-$335 2018 Adjusted EBITDA1 run rate assuming $10-$15 million of annual margin pressure2 Continuous Digester3 Warehouse Automation4 Other Projects5 Operational Improvements TOTAL STRATEGIC CAPEX $148-$158 $40-$42 $49 $0 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure2 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.3 The Continuous Digester is expected to be completed in Q4’17. 2016 Adjusted EBITDA contribution is $0.3M.4 2015 and 2016 Adjusted EBITDA contributions were $0.6M and $4.8M, respectively.5 2015 and 2016 Adjusted EBITDA contributions were $0.4M and $2.8M, respectively.. 1 1 FULL RUN-RATE EXPECTED IMPACT (MILLIONS $)2 ADJUSTED EBITDA1 $23-$28 OPERATING INCOME $21-$26 $44.3

KEY SEGMENT RESULTS – CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
Shipments									
Non-Retail (short tons)[1]	21,107	24,744	21,250	23,077	24,358	20,028	18,384	19,182	
Retail (short tons)	71,102	71,476	76,856	73,004	75,027	79,095	82,216	77,704	
Total Tissue Tons	92,209	96,220	98,106	96,081	99,385	99,123	100,600	96,886	
Converted Products (cases in thousands)[2]	13,025	13,125	13,375	12,624	12,990	13,229	13,770	12,886	
Sales Price									
Non-Retail ($/short ton)[1]	$1,475	$1,430	$1,530	$1,448	$1,477	$1,496	$1,506	$1,442	
Retail ($/short ton)	$2,864	$2,846	$2,787	$2,805	$2,784	$2,747	$2,742	$2,757	
Total Tissue ($/short ton)	$2,546	$2,482	$2,515	$2,479	$2,464	$2,494	$2,516	$2,496	
Segment net sales ($ in thousands)	$235,176	$239,391	$247,039	$238,288	$245,018	$247,912	$253,319	$242,131	
Segment GAAP operating income ($ in thousands)	$12,395	$17,032	$15,521	$10,756	$18,390	$18,544	$17,201	$13,781	
Segment GAAP operating margin	5.3%	7.1%	6.3%	4.5%	7.5%	7.5%	6.8%	5.7%	
Segment Adjusted EBITDA[3] ($ in thousands)	$26,609	$29,874	$30,791	$25,591	$32,581	$33,280	$30,934	$31,999	
Segment Adjusted EBITDA margin[4]	11.3%	12.5%	12.5%	10.7%	13.3%	13.4%	12.2%	13.2%	17.0%

[1] Includes away-from-home (AFH), contract and parent roll tissue products. [2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

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Clearwater Paper Tissue Shipmentsand U.S. Retail Tissue Market 11 U.S. Retail Tissue Market ($) (MultiOutlet)1 Category Private Label BRANDS Total Total RetailTissue Share ($) 25% 75% 100% % ChangeQ4’16 vs. Q3’16 0.4% (0.4)% -% 1 Data Source: IRI Worldwide data through January 1, 2017.

Q4'16 VS. Q3'16 CONSUMER PRODUCTS ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Higher mix of parent roll sales
VOLUME	Lower retail sales volume partly offset by higher parent roll volume
TRANSPORTATION	Increased internal inventory shipments due to Las Vegas outage, partly offset by network optimization initiatives
ENERGY	Lower electrical usage and lower Las Vegas electrical rates
MAINTENANCE	Higher maintenance in Las Vegas due to impact of outage, offset by lower planned maintenance
WAGES & BENEFITS	Higher overtime associated with Las Vegas outage, mostly offset by savings from strategic capital investments and operational improvement initiatives



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$40
$35
$30
$25
$20
$15
$30.9
$1.5
$1.1
$0.5
$2.0
$1.7
$0.2
$0.7
$32.0
Q3'16 Segment Adj. EBITDA[1]
Price/Mix
Volume
Transportation
Energy
Maintenance
Wages & Benefits
Other
Q4'16 Segment Adj. EBITDA[1]

Previous Outlook vs. Segment Actual

	PRICE/MIX	SHIPMENT VOLUMES	EXTERNAL PULP	CHEMICAL COSTS	OP. & PKG. SUPPLIES	TRANSPORTATION COSTS	ENERGY COSTS	MAINTENANCE	SG&A
Q4'16 OUTLOOK VERSUS Q3'16	Lower ▼	Lower ▼	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: slightly lower ▼	Cost / shipped ton: lower ▼	Cost / shipped ton: slightly lower ▼	Lower ▼	Stable ▶
Q4'16 ACTUAL VERSUS Q3'16	Lower ▼	Lower ▼	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: slightly higher ▲	Cost / shipped ton: lower ▼	Lower ▼	Stable ▶

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

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Key Segment Results – Pulp and Paperboard(Unaudited) 13 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. Pulp and PaperboardCross-Cycle Financial Model Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Shipments Paperboard (short tons) 191,635 204,983 198,535 201,580 201,340 199,132 196,271 199,415 Sales Price Paperboard ($/short ton) $1,031 $997 $979 $956 $952 $948 $927 $920 Segment net sales ($ in thousands) $198,850 $205,167 $195,183 $193,307 $192,186 $188,759 $182,001 $183,437 Segment GAAP operating income ($ in thousands) $16,194 $27,754 $37,446 $39,467 $35,163 $40,032 $9,956 $27,581 Segment GAAP operating margin 8.1% 13.5% 19.2% 20.4% 18.3% 21.2% 5.5% 15.0% Segment Adjusted EBITDA1 ($ in thousands) $24,421 $34,491 $44,220 $46,268 $41,530 $46,481 $16,486 $34,976 Segment Adjusted EBITDA margin2 12.3% 16.8% 22.7% 23.9% 21.6% 24.6% 9.1% 19.1% 19.0%

Clearwater Paper Paperboard Shipments and U.S. Paperboard Market 14 U.S. Paperboard Production3 Category Clearwater Paper Other Total Domestic SBS1 Market Share 14% 86% Folding 19% 81% Food Service2 15% 85% Liquid Packaging 4% 96% 1 Solid Bleached Sulfate.2 Food Service includes cup, plate, dish and tray products.3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – December YTD 2016.

Q4'16 VS. Q3'16 PULP AND PAPERBOARD ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER.

PRICE/MIX	Slightly lower paperboard pricing, higher mix of commodity grade paperboard sales
VOLUME	Higher paperboard shipments
WOOD FIBER	Lower purchased pulp usage due to no major outage
MAINTENANCE	Idaho major maintenance outage completed in Q3



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$40
$35
$30
$25
$20
$15
$10
$5
$16.5
$2.2
$0.7
$1.0
$19.0
$35.0
Q3'16 Segment Adj. EBITDA[1]
Price/Mix
Volume
Wood Fiber
Maintenance
Q4'16 Segment Adj. EBITDA[1]

Previous Outlook vs. Segment Actual

	PRICE/MIX	SHIPMENT VOLUMES	WOOD FIBER	CHEMICAL COSTS	OP. & PKG. SUPPLIES	TRANSPORTATION COSTS	ENERGY COSTS	MAINTENANCE	SG&A
Q4'16 OUTLOOK VERSUS Q3'16	Lower ▼	Lower ▼	Cost / shipped ton: higher ▲	Cost / shipped ton: higher ▲	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: higher ▲	Lower ▼	Stable ▶
Q4'16 ACTUAL VERSUS Q3'16	Lower ▼	Higher ▲	Cost / shipped ton: lower ▼	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Lower ▼	Stable ▶

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

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Clearwater Paper Cross-Cycle Financial Model 16 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

Adjusted Return on Invested Capital1(Unaudited) 17 1 Adjusted Return on Invested Capital (Adjusted ROIC) is defined as [Net Earnings + Interest Expense] / [Tangible Stockholders’ Equity6 + Debt – Excess (Deficit) Cash6] adjusted for non-recurring discrete items. Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 2013 Adjusted ROIC Net Earnings was adjusted to remove a benefit of $67.5 million from discrete tax items relating to release of uncertain tax positions.2013 Adjusted ROIC Interest Expense includes debt retirement costs of $17.1 million.3 2014 Adjusted ROIC Net Earnings was adjusted to remove a loss associated with the optimization and sale of the specialty mills totaling $37.0 million after-tax.2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million. 4 2015 Adjusted ROIC Net Earnings was adjusted to remove a gain associated with the sale of the specialty mills totaling $0.9 million after-tax.5 2016 Adjusted ROIC Net Earnings was adjusted to remove a gain associated with the sale of the specialty mills totaling $1.1 million after-tax, pension settlement costs totaling $2.2 million after-tax, and non-cash costs associated with the announced Oklahoma City facility closure totaling $0.9 million after-tax. 2016 Adjusted ROIC Interest Expense includes debt retirement costs of $.4 million. 6 Rolling Adjusted ROIC Average is the average percentage of each annual and prior years’ Adjusted ROIC values.

Q1’17 Outlook1Reconciliation of Non-GAAP Financial Measures (Unaudited) 18 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.3 Depreciation and amortization outlook for the three months ended March 31, 2017 includes $4.0 million in accelerated depreciation associated with the announced March 31, 2017 Oklahoma City facility closure.4 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Q1’17 Outlook1Reconciliation of Non-GAAP Financial Measures (Unaudited) 19 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.3 All non-tax items are tax effected at a 36% annual rate.4 GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing fourth quarter 2016 diluted average common shares outstanding of 16,781 (in thousands).

Q1’17 OUTLOOK1 20 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing fourth quarter 2016 diluted average common shares outstanding of 16,781 (in thousands). Net sales 1%-3% higher Adjusted operating margin2,3 6%-7.5% Adjusted ebitda2 $48M - $56M Adjusted net earnings per diluted common share2,4 $0.62 - $0.90

2017 Outlook1Reconciliation of Non-GAAP Financial Measures (Unaudited) 21 1 This information is based upon certain assumptions and management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.3 Depreciation and amortization outlook for the twelve months ended December 31, 2017 includes $4.0 million in accelerated depreciation associated with the announced March 31, 2017 Oklahoma City facility closure. 4 Adjusted EBITDA and Adjusted operating income exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

2017 OUTLOOK1,2 (assumes January input cost structure and paperboard and tissue pricing) 22 Net sales 0%-2% higher Adjusted operating margin2,3 6.5%-7.5% Adjusted ebitda2 $205M - $225M 1 This information is based upon certain assumptions and management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.

Price and Cost Sensitivities 23

Appendix 24

Adjusted Gross Profit& Adjusted SG&AReconciliation of Non-GAAP Financial Measures (Unaudited) 25 1 Gross profit is defined as net sales minus cost of sales.2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.3 The Q1’15, Q2’15, and Q3’16 selling, general, and administrative results exclude gains (losses) associated with the 2014 divesture of the specialty tissue business previously included.

Segment Adjusted Operating Income (Loss)Reconciliation of Non-GAAP Financial Measures (Unaudited) 26 1 Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Adjusted Net Earnings & Adjusted Net Earnings per Diluted common shareReconciliation of Non-GAAP Financial Measures (Unaudited) 27 1 All non-tax items are tax effected at the expected annual rate for that period.2 Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

Adjusted Income Tax ProvisionReconciliation of Non-GAAP Financial Measure (Unaudited) 28 1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited) 29 1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.2 Interest expense, net for the third quarter of 2014 includes debt retirement costs of $24.4 million.3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited) 30 1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.2 Interest expense, net for the fourth quarter of 2016 includes debt retirement costs of $0.4 million.3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Segment EBITDA & Adjusted EBITDA Reconciliation of Non-GAAPFinancial Measures (Unaudited) 31 1 Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP. 2 Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Return on Invested Capital, Tangible Stockholders’ Equity & Excess Cash Reconciliation of Non-GAAP Financial Measures (Unaudited) 32 1 Non-GAAP measure.2 Tangible stockholders' equity is defined as stockholders’ equity less Goodwill and Intangible assets, net.3 Excess cash is defined as the sum of Cash and Short-term investments less Operating cash1,4.4 Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period.Note: Balance sheet items are as of the end of each period presented.

Reconciliation of GAAP to Non-GAAP: Strategic investments1 (Unaudited) 33 1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.

Reconciliation of GAAP to Non-GAAP: Strategic investments1 (Unaudited) 34 1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.

Discretionary free cash flowReconciliation of Non-GAAP Financial Measure (Unaudited) 35 1 Discretionary free cash flow is defined as net cash provided by operating activities less payments for maintenance capital expenditures. Management uses free cash flow to help assess the cash generation ability of the company and funds available for investing activities, such as acquisitions, investing in the business to drive growth, and financing activities, including debt payments and share repurchases. Free cash flow does not represent cash available only for discretionary expenditures, since the Company has mandatory debt service requirements and other contractual and non-discretionary expenditures. In addition, free cash flow may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. 2 Maintenance capital expenditures consists of non-discretionary capital expenditures for purposes of replacing or maintaining current assets or that are essential in nature for health, safety or environmental purposes.

For more information:www.clearwaterpaper.com 36